Exhibit 23

DELOITTE


                                                      Deloitte Consulting LLP
                                                      Two World Financial Center
                                                      New York, NY 10281-1414
                                                      USA
                                                      Tel +1 212 436 2000
                                                      Fax +1 212 436 5000
                                                      www.deloitte.com



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 000-50237 on Form S-8 of VSB Bancorp, Inc. (the "Company") of our report dated March 8, 2004, appearing in this Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP

March 22, 2004